JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer Global Equity Fund Inc.

Supplement dated January 11, 2007 to the
Statement of Additional Information dated February 28, 2006, as revised May 26, 2006 and September 15, 2006

Removal of International Equity Fund II’s Expense Limitation

When International Equity Fund II (the “Fund”) launched in May 2005, Julius Baer Investment Management LLC (the “Adviser”) agreed for a limited time to reimburse the total annual operating expenses of each class of the Fund in order to align them with the expenses of the respective class of International Equity Fund. As the Fund’s assets have grown significantly since May 2005 and the total annual operating expenses have decreased as a percentage of net assets, the Adviser believes that the total annual operating expenses are competitive and do not warrant continuation of the expense limitation agreement. The Fund’s expense limitation agreement, in effect through February 28, 2007, under which the Adviser agreed to reimburse expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.32% and 1.05% of the average daily net assets of the Class A shares and Class I shares, respectively, will not be renewed.

Changes to Common Investment Strategies

A significant component of the investment strategy for International Equity Fund, International Equity Fund II and Global Equity Fund (each a “Fund) is to invest in emerging markets and currently each may invest up to 25% of its total assets in emerging market securities. Effective March 11, 2007, each Fund may invest up to 35% of its total assets in such securities. Over the last decade, the emerging market universe has undergone important fundamental changes. Permitting each Fund’s investment in emerging markets to range from zero (under unusual circumstances) to 35% of its total assets will provide the Funds with additional flexibility to respond to changes in the global economy and investment universe. The following replaces the section entitled “Investing in Emerging Markets” on page 11:

The International Equity Fund, International Equity Fund II and Global Equity Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities.  Each Fund’s respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the International Equity Fund and the International Equity Fund II and a diversified global equity fund in the case of the Global Equity Fund. The Total Return Bond Fund and the Global High Income Fund may also invest in securities of issuers located in emerging market countries.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile.